UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
(Amendment No.1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported): November 7, 2014
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

475 Tenth Avenue, 5th Floor
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 12, 2014, LivePerson, Inc. filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) reporting, among other things, the completion of its acquisition of Contact At Once!, LLC.  This Current Report on Form 8-K/A amends the Original Form 8-K to include the historical audited and unaudited financial statements of Contact At Once!, LLC and the unaudited pro forma condensed consolidated financial information in connection with the acquisition required by Items 9.01(a) and 9.01(b) of Form 8-K that were excluded from the Original Form 8-K in reliance on the instructions to such items.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited consolidated financial statements of Contact At Once!, LLC as of and for the years ended December 31, 2013 and 2012 and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited condensed consolidated financial statements of Contact At Once!, LLC as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013 and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information of LivePerson, Inc. and Contact At Once!, LLC as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013 and the notes related thereto are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)	Exhibits.
The following documents are included as exhibits to this report:

	Exhibit No.	Description of Exhibit
	23.1	Consent of Windham Brannon P.C., Independent Public Accounting Firm of Contact At Once!, LLC.
	99.1	Audited consolidated financial statements of Contact At Once!, LLC as of and for the years ended December 31, 2013 and 2012 and the notes related thereto
99.2
Unaudited condensed consolidated financial statements of Contact At Once!, LLC as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013 and the notes related thereto

99.3
Unaudited pro forma condensed consolidated financial information of LivePerson, Inc. and Contact At Once!, LLC as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013 and the notes related thereto

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEPERSON, INC. (Registrant)

Date: January 26, 2015	By:	/s/ DANIEL R. MURPHY
Daniel R. Murphy
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Windham Brannon P.C., Independent Public Accounting Firm of Contact At Once!, LLC.
99.1	Audited consolidated financial statements of Contact At Once!, LLC as of and for the years ended December 31, 2013 and 2012 and the notes related thereto
99.2
Unaudited condensed consolidated financial statements of Contact At Once!, LLC as of September 30, 2014 and for the three and nine months ended September 30, 2014 and 2013 and the notes related thereto

99.3
Unaudited pro forma condensed consolidated financial information of LivePerson, Inc. and Contact At Once!, LLC as of and for the nine months ended September 30, 2014 and for the year ended December 31, 2013 and the notes related thereto